UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2008
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York		14020

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 3, 2008, Graham Corporation (the “Company”) issued a press release disclosing orders received for the quarter and year ended March 31, 2008 and updating guidance. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 8.01. Other Events.
      On March 27, 2008, the Company presented at Bank of America’s Smid Cap Conference in Boston, MA. A transcript of the Company’s presentation is attached to this Current Report on Form 8-K as Exhibit 99.2
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 3, 2008 of Graham Corporation.

99.2	Transcript of Graham Corporation March 27, 2008 Bank of America Smid Cap Conference Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: April 3, 2008	By:	J. Ronald Hansen
J. Ronald Hansen
Vice President – Finance & Administration and Chief Financial Officer